                               STOCK PURCHASE AGREEMENT


    THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 24th day of September, 1997 by and between ONTRO, INC., a California corporation (the "Company"), and SCOTT and SUSAN MOORE ("Investors").

    THE PARTIES HEREBY AGREE AS FOLLOWS:

    1.    PURCHASE AND SALE OF STOCK.

    1.1 SALE AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, Investors agree, to acquire at the Closing and the Company agrees to sell and issue to Investors at the Closing Eleven Thousand Nine Hundred Forty-Nine (11,949) shares of the Company's Common Stock (the "Common Stock") for the purchase price of Three Dollars and 13/100 ($3.13) per share for a total purchase price of Thirty Seven Thousand Four Hundred Dollars and 37/00 ($37,400.37). Subject to the terms and conditions of this Agreement, Investors agree to acquire at the Closing and the Company agrees to issue at the Closing that number of shares of Common Stock set forth above

    1.2 CLOSING. The purchase and sale of the Common Stock shall take place at the offices of Ontro, Inc., 12675 Danielson Ct., #401, Poway, California, (the "Closing"). At the Closing the Company shall deliver to Investors a certificate representing the Common Stock which Investor are purchasing against delivery to the Company by Investors of the purchase price by confirmed wire transfer or certified funds. The Closing may take place via the U.S. mail or other courier service if agreed to by the parties. The Certificate(s) shall be in the name of Investors or any other designated person or entity of Investors' choosing.

    2. REPRESENTATIONS AND WARRANTIES OF INVESTOR. This Agreement is made with the Investors in reliance upon Investors' representation and warranties to the Company, which by Investors' execution of this Agreement Investor hereby confirms, that:

          2.1 AUTHORIZATION. This Agreement constitutes Investors' valid and legally binding obligation, enforceable in accordance with its terms.

          2.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Common Stock to be received by Investors will be acquired for investment for Investors' own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investors have no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Investors further represent that Investors do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock.

          2.3 DISCLOSURE OF INFORMATION. Investors believes they have received all the information they consider necessary or appropriate for deciding whether to acquire the Common Stock.

Investors further represent they have had an opportunity to ask questions and receive answers for the Company regarding the Company, its business and the terms and conditions of the offering of the Common Stock.

          2.4 DEVELOPMENT STAGE COMPANY. The Investors recognize the Company is a development stage Company, that it has an accumulated deficit and a working capital deficit, has not generated any revenue from operations and is not expected to generate any revenue from operations for some time and perhaps for years, and that proposed development expenditures are expected to result in substantial and increasing losses over at least the next one or more years, and possibly much longer. Investment in the Company involves substantial risk, and the Investor can afford the complete loss of its investment. The Investors have taken full cognizance of and understands all of the risk factors related to the receipt of the Common Stock.

          2.5 CONFIDENTIALITY. Investors hereby represent, warrant and covenant they shall maintain in confidence, and shall not use or disclose without the prior written consent of the Company, any information identified as confidential that is furnished to him by the Company in connection with this Agreement. This obligation of confidentiality shall not apply, however, to any information (a) in the public domain through no unauthorized act or failure to act by Investor, or (b) lawfully disclosed to Investor by a third party who possessed such information without any obligation of confidentiality. Investors further covenant they shall return to the Company all tangible materials containing such information upon request by the Company.

          2.6 ADVICE OF PROFESSIONALS. The Investors have carefully considered and has been advised by the Company to have any material provided by anyone regarding the Company, including but not limited to this Stock Purchase Agreement, related documents and the acquisition of the Common Stock reviewed by their legal counsel prior to acquisition, and to discuss with his professional tax and financial advisers the suitability of his acquisition of the Common Stock for their particular tax and financial situation, and have determined the Common Stock is a suitable investment for them. The Company specifically disclaims any representations regarding the legal, tax, or financial consequences of the purchase, other than the representation this is a high risk transaction.

          2.7 FINANCIAL STATUS. All information which the Investors have provided to the Company concerning the Investors and their financial position, including but not limited to this Agreement, is correct as of the date hereof, and if there should be any change in such information prior to their acceptance as a shareholder of the Company, the Investors will immediately provide such information to the Company and will promptly send confirmation of such information to the Company.

          2.8 AUTHORITY. If this Stock Purchase Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity, (i) the Investors' execution, delivery and performance of and under this Stock Purchase Agreement, and all documents ancillary hereto, and the consummation of the transactions contemplated hereby and thereby have been duly authorized, and the Investors are duly authorized (a) to execute and deliver this Stock Purchase Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust, estate or other entity, in connection with the issuance in its name of the Common Stock; and (b) to acquire and hold the Common

Stock, (ii) such entity has not been formed for the specific purpose of acquiring the Common Stock; and (iii) when executed and delivered by the Company, will constitute such partnership's, corporation's, trust's, estate's or other entity's legal, valid and binding obligation enforceable against it in accordance with its terms.

          2.9 RESTRICTED SECURITIES. Investors understand that the shares of Common Stock they are acquiring are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may only be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), in certain limited circumstances. In this connection Investors represent they are familiar with Securities and Exchange Commission ("SEC") Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          2.10 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Investor further agrees not to make any disposition of all or any portion of the Common Stock unless and until:

                 (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                 (b) (i) Investors shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) Investors shall have furnished the Company with an opinion of counsel in a form satisfactory to the Company and its counsel, that such disposition will not require registration of such shares under the Securities Act.

          2.11 LEGENDS. It is understood the certificates evidencing the Common Stock may bear one or all of the following legends:

                 (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                 (b) Any legend required by the laws of the State of California or other jurisdiction, including any legend required by the California Department of Corporations and section 417 and 418 of the California Corporations Code.

          2.12 ACCREDITED OR FOREIGN INVESTOR. Investors are accredited investors as defined in Rule 501(a) of Regulation D, as amended, of the SEC under the Securities Act.

          2.13 FURTHER COVENANTS. Investors further covenant that Investors will not transfer the Common Stock, in violation of the Securities Act, the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or the rules of the Commission promulgated thereunder, including Rule 144 under the Securities Act. Further, Investors agree that, prior to the closing of the Company's initial public offering, Investors will not transfer any of the Common Stock in a public offering without the Company's prior consent, even if Investors are otherwise permitted to transfer them pursuant to Rule 144(k).

          2.14 RESTRICTION ON TRANSFER. In the event the Company publicly offers shares of its Common Stock, the Common Stock may not be sold from the date of the Company's initial public offering of securities for a period ending six months after the conclusion of such initial public offering. In the event the Company effects a firmly underwritten initial public offering of its securities, Investors agree to enter into any "lock up" agreement required by the Underwriter therein.

          2.15 NO REPRESENTATIONS REGARDING FUTURE RESULTS. It never has been represented, guaranteed or warranted by any broker, the Company, any of the officers, directors, shareholders, partners, employees, legal counsel, auditor or agents of the Company or its advisors, or any other persons, whether expressly or by implication, that the past performance or experience of the management of the Company, or of any other person, will in any way indicate the future results of the ownership of the Common Stock or of the Company's activities.

          2.16 ACKNOWLEDGMENT. The Investors acknowledge they understand the meaning and legal consequences of the representations and warranties contained in this Agreement, and the Investors hereby agree the Company and each officer, director, employee, agent, legal counsel and controlling person thereof, past, present or future, may rely on each such representation and warranty.

          2.17 NON TRANSFERABILITY. Neither this Stock Purchase Agreement, nor any of Investors' interests herein, shall be assignable or transferable by the Investor in whole or in part except by operation of law.

          2.18 NO ADVERTISEMENT. The Investors are not purchasing the Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar, or any solicitation of a subscription by a person not previously known to the Investor.

          2.19 EXPERIENCE OF INVESTOR. The Investors and/or their purchaser representative currently have such knowledge and experience in finance, tax, securities, investments and other business matters so as to be able to protect the Investors' interests in connection with the purchase of the Common Stock. The Investors' investment in the Company hereunder is not material when compared to his total financial capacity. Investors are investors in securities of companies in the development stage.

          2.20 SURVIVAL. The foregoing representations and warranties shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive the execution and delivery of this Stock Purchase Agreement and the issuance of the Common Stock thereafter.

          2.21 INDEMNIFICATION. The Investors shall indemnify and hold harmless the Company and/or any of its officers, employees, directors or control persons of any such entity who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the Investor to the Company concerning itself or its financial position in connection with the offering, sale or issuance of the Common Stock to the Investor which is not remedied by timely notice to the Company as provided above, against losses, liabilities and expenses for which the Company or any of its respective officers, employees, agents, directors, legal counsel or control persons of any such entity which have not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) as actually and reasonably incurred by such person or entity in connection with such action, suit or proceeding.

          2.22 DUE EXECUTION. The Investors agree to execute this Stock Purchase Agreement in full and acknowledges the receipt and acceptance by the Company of such stock purchase agreement shall be a condition precedent to the issuance of the Common Stock.

    3.    CALIFORNIA CORPORATE SECURITIES LAW.  THE SALE OF THE SHARES OF
COMMON STOCK WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH COMMON STOCK OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF COMMON STOCK IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

    4. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by Investor:

          4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investors contained in Section 2 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          4.2    PAYMENT OF PURCHASE PRICE.  The purchase price specified in
Section 1.1 shall have been delivered to the Company.

          4.3 CALIFORNIA QUALIFICATION. The offer and sale to Investor of the Common Stock shall be exempt from qualification under the California Corporate Securities Law of 1968, as amended.

    5.    MISCELLANEOUS.

          5.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          5.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding of the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assignees any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          5.3 GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed under the laws of the State of California, irrespective of its choice of law principles. The parties agree this

Agreement is entered into in and to be performed in, and venue for any action in connection with this Agreement or the Common Stock shall be in an appropriate court located in San Diego County, California.

          5.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          5.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or, if sent by telex or telecopier, upon receipt of the correct answer back, forty-eight
(48) hours after deposit with the United States Post Office, by registered or certified mail, or upon deposit with a recognized overnight air courier who requires a signature from recipient, in each case postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by 10 days' advance written notice to the other parties.

          5.7 FINDERS' FEE. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Investor agrees to indemnify and hold harmless the Company from any liability for any other commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which Investor is responsible.

          The Company agrees to indemnify and hold harmless Investors from any liability for any other commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          5.8 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in particular instance and whether retroactively or prospectively), only with the written consent of the Company and Investor.

          5.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       ONTRO, INC.
                                       a California corporation

                                       /s/ James A. Scudder
                                       ---------------------------------
                                       James A. Scudder, President
                                       12675 Danielson Ct., #401
                                       Poway, CA 92064


                                       WITH COPY TO:

                                       Fisher Thurber LLP
                                       4225 Executive Square, Suite 1600
                                       La Jolla, CA 92037
                                       Attention: David A. Fisher


                                       INVESTORS:

                                       /s/ Scott Moore
                                       ---------------------------------
                                       SCOTT MOORE
                                       6309 Indian Creek
                                       Fort Worth, TX 76116

                                       /s/ Susan Moore
                                       ---------------------------------
                                       SUSAN MOORE
                                       6309 Indian Creek
                                       Fort Worth, TX 76116